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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 30, 1999



                           WASHINGTON BANKING COMPANY
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)



        000-24503                                       91-1725825
(Commission File Number)                    (IRS Employer Identification No.)


                             1421 S.W. BARLOW STREET
                          OAK HARBOR, WASHINGTON 98277
               (Address of principal executive offices) (Zip Code)


                                 (360) 679-3121
               Registrant's telephone number, including area code

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                                    FORM 8-K

                           WASHINGTON BANKING COMPANY
                             OAK HARBOR, WASHINGTON

                                 APRIL 30, 1999



ITEM 5. OTHER EVENTS

     On April 29, 1999, the Board of Directors of Washington Banking Company (the "Company") authorized the management of the Company to repurchase up to 210,000 shares of the Common Stock of the Company. The Company expects to make purchases through open-market transactions based upon market conditions and subject to Rule 10b-18 of the Securities Act of 1934. There can be no assurance that the Company will acquire all of the shares which it has been authorized to repurchase. The full text of the Company's press release is attached as Exhibit
99.1 which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

     99.1 Press release dated April 30, 1999 issued by the Company regarding the Company's Common Stock repurchase program.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WASHINGTON BANKING COMPANY
                                        (Registrant)


Date:  May 3, 1999                      By: /s/ Michal D. Cann
                                            ------------------------------------
                                            Michal D. Cann
                                            President and Chief Executive
                                            Officer

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